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                                                                   EXHIBIT 10.14


                                   MSMS/MICOA
                                MARKETING SUPPORT
                                    AGREEMENT



         This Agreement is effective January 1, 2000 between the Michigan State Medical Society, a Michigan nonprofit membership corporation ("MSMS"), and Mutual Insurance Corporation of America, a Michigan insurance corporation ("MICOA").

                                    RECITALS

         A. MSMS and MICOA ("the Parties") desire to promote cooperatively certain MICOA products and programs of interest to physicians and other health care providers in the State of Michigan; and,

         B. MSMS desires to provide its endorsement in behalf of its members to MICOA on an exclusive basis.

         C. MICOA desires to compensate MSMS for its support of MICOA based upon MICOA's financial strength and improvements in MICOA's book of business supported by MSMS

         NOW THEREFORE, in consideration of the obligation of the Parties as set forth below, they agree as follows:

                                       I.
                              ANNUAL JOINT EFFORTS

         1.0 ANNUAL ADVERTISING. MICOA shall continue to purchase or otherwise underwrite annually determined amounts of advertising through MSMS. Such commitments shall be determined at MICOA's sole discretion and accomplished separately from the incentive relationship and programs established by this Agreement.

         1.1 ANNUAL MARKETING PLAN AND JOINT COMMITTEE. The Parties shall develop annually a written joint marketing and program services plan ("the Plan") to be completed by January 30 of each year. Their efforts toward doing so shall begin no later than December 1 of each preceding year and shall include critical assessments of past efforts and each party's recommendations for improvement, all of which shall be considered for purposes of modifying the Plan for each ensuing year.

                  1.1.1 The Plan as modified annually shall be attached and incorporated into this Agreement as Exhibit A.

                  1.1.2 The Plan may be amended during any program year by mutual written agreement of the Parties.


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                  1.1.3    The Plan shall at all times be treated as
                           confidential by the Parties and regarded as proprietary as to each of them. Each Party shall use its best efforts to maintain such confidentiality and shall so instruct its staff and affiliates from time to time.

                  1.1.4 The Plan shall be managed by a joint MSMS/MICOA committee appointed from among the staffs or affiliates of the Parties by their senior management. Plan alterations shall be administered by the committee established per paragraph 1.1.5 below, subject to MICOA's final approval.

                  1.1.5 Each Party shall appoint 4 members of the joint committee who shall serve until replaced by the respective party. The joint committee shall at least annually report to the Parties in writing concerning the measurable results achieved pursuant to the Plan and including recommendations for improvement to the Plan.

         1.2 EXCLUSIVE RELATIONSHIP. The joint efforts described by this Agreement are intended to establish and confirm an exclusive marketing, endorsement, programmatic, and promotion relationship between the Parties. It is their intention to develop a strong marketplace identity in Michigan related to their mutual health care related interests. Except for MICOA's joint marketing agreement with the Michigan Osteopathic Association, during the effectiveness of this Agreement neither MICOA nor MSMS shall enter into a comparable marketing support relationship or compensated program with any other party, either orally or in writing. This commitment shall not prohibit MSMS from accepting advertising or facilitative support from any MICOA competitor for any MSMS programs. Nor shall it prohibit MICOA from: developing a similar program or programs with organized or otherwise affiliated physicians or medical societies in states beyond Michigan; or from receiving the endorsement or promotional support of physicians, other prospective insureds or agents within Michigan. MSMS shall at all times maintain its formal endorsement of MICOA as the preferred source for the purchase of exclusively endorsed insurance products by MSMS members, physicians and groups. As of the date of this agreement the following MICOA products are exclusively endorsed by MSMS. Others may be added upon further agreement by the parties:

          -        Medical Professional Liability
          -        Hospital Professional and General Liability
          -        Managed Care Protection
          -        Stop Loss insurance
          -        Errors and Omissions (E&O) and Directors and Officers (D&O)
          -        Employment Practices Liability Insurance (EPLI)
          -        Health Care Related Workers' Compensation
          -        Health Care Related Business and Personal Coverage


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                                       II.
                           COMPENSATION AND INCENTIVES

         2.0 PERFORMANCE FORMULA. MICOA shall compensate MSMS for implementing the Plan in accordance with Exhibit B, which is attached and incorporated. The guaranteed base payment of Exhibit B shall be fixed at $325,000 per year for the first term of this Agreement. Performance incentives due under Exhibit B and the formula to determine them will be revised annually by amending Exhibit B.

         2.1 PAYMENT. The guaranteed base amounts which may be due for each year shall be paid by the end of each quarter of the applicable year set forth on Exhibit B - Part 1. Annual performance incentives which may become due shall be paid by February 1st of each ensuing year.

         2.2 REPORTING AND VERIFICATION. MICOA shall annually report in writing and verify to the joint committee the financial results for each year and the calculation of the amounts due to MSMS per Exhibit B.

         2.3 MSR PHASE OUT. The marketing support resource (MSR) program previously in place between the Parties shall be phased out. Payment to reflect this phase out and to facilitate program transition shall be made by MICOA in accordance with Exhibit C, attached.

                                      III.
                                  MICOA DIRECT

         3.0 DEVELOPMENT SUPPORT. MSMS shall support and be compensated for the promotion of MICOA Direct, the MICOA e-commerce initiative, in an manner which will reasonably achieve the goals, objectives, and deliverables, all as described in Exhibit D, attached.

                                       IV.
                              TERM AND TERMINATION

         4.0 TERM. The first term of this Agreement shall expire on December 31, 2003. Thereafter, this Agreement shall continue on a year to year basis unless terminated pursuant to paragraph 4.1

         4.1 TERMINATION. This Agreement may be terminated as follows:


                  4.1.1 Without Cause. By at least 180 business days written notice before the end of each program year.

                  4.1.2 Mutual Agreement. By an agreement in writing mutually signed by the Parties.


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                  4.1.3 Uncured Breach or Failure. Upon written notice of a
                        material breach of duty or failure to perform any duty owed by one of the Parties, provided that Party is unable to cure the breach or failure within 30 business days.

                  4.1.4 Insolvency, etc. Upon the occurrence of the final
                        insolvency, bankruptcy or inability of either Party to perform due to loss of licensure or any other legal or regulatory impediment imposed by a court or agency of competent jurisdiction.

         4.2 WINDING UP. In the event of termination for any reason, the Parties shall cooperate in the calculation and payment of amounts which may be due MSMS.

                                       V.
                                  MISCELLANEOUS

         5.0 ENTIRE AGREEMENT. This Agreement and its Exhibits constitute the entire Agreement of the Parties regarding its subject matter. No prior actions or agreements nor any subsequent activities regarding the marketing of MICOA products shall be determinative of the rights of the Parties under this Agreement unless specifically adopted in writing as a separate agreement or as an amendment to this Agreement. Nothing in this paragraph 5.0 or this Agreement shall prohibit the Parties from entering into a sales agency agreement directly or through their affiliates.

         5.1 GOVERNING LAW. This Agreement shall be enforced and deemed subject tot he laws of the State of Michigan.

         5.2 AMENDMENT. The Parties may amend this Agreement and its Exhibits by mutual written consent at any time.

         5.3 ASSIGNMENT. Either Party may assign this Agreement to any of its wholly owned or controlled subsidiaries or affiliates upon 30 days written notice, provided that doing so does not impede the performance of the assigning Party's duties to the other Party.

         5.4 HEADINGS. Headings used in the text of this Agreement are for reference only and shall not be considered substantive in nature.

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         5.5 COUNTERPARTS. This Agreement may be signed in counterparts by the
Parties, and if so signed shall be deemed binding and enforceable upon receipt by the Parties of the separately signed counterpart Agreements.

                               MICHIGAN STATE MEDICAL SOCIETY

                               By:       /s/ Kenneth H. Musser, M.D.
                                  -----------------------------------------

                               Its:
                                   ----------------------------------------

                               Date
                                   ----------------------------------------


                               MUTUAL INSURANCE CORPORATION
                               OF AMERICA

                               By:       /s/ Stephen L. Byrnes
                                  -----------------------------------------

                               Its:          CMO
                                   ---------------------------------------------

                               Date          March 10, 2000
                                   ----------------------------------------




                 [No Exhibit A has been created at this time.]

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                             MSMS PLAN COMPENSATION
                          ANNUAL GUARANTEED BASE AMOUNT
                               EXHIBIT B - PART I
               AS SPECIFIED IN SECTION 2.0 OF THE 1-1-00 AGREEMENT






                             - YEAR 2000 = $325,000

                             - YEAR 2001 = $325,000

                             - YEAR 2002 = $325,000






THE ABOVE AMOUNTS SHALL BE PAID QUARTERLY DURING THE YEAR FOR WHICH THEY ARE DUE BY THE END OF EACH QUARTER. THE GUARANTEED AMOUNT LEVEL IS FOR A THREE-YEAR PERIOD AND MAY CHANGE IN SUBSEQUENT YEARS.









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                     2000 MSMS PERFORMANCE INCENTIVE FORMULA
                               EXHIBIT B - PART II
               AS SPECIFIED IN SECTION 2.0 OF THE 1-1-00 AGREEMENT




                                    MICHIGAN
                                    RETENTION

                           $13,333          =        IF 83% 2000 MICHIGAN
                                                     RETENTION LEVEL OF INSUREDS IS
                                                     ACHIEVED.



                           $26,666          =        IF 84% 2000 MICHIGAN
                                                     RETENTION LEVEL OF INSUREDS IS
                                                     ACHIEVED.


TARGET                     $39,999          =        IF TARGET 85% 2000 MICHIGAN
                                                     RETENTION GOAL OF INSURED IS
                                                     ACHIEVED.




EARNED                     $53,332          =        IF 87% MICHIGAN RETENTION
2000                                                 LEVEL OF INSUREDS IS ACHIEVED.



PAYABLE
2/2001

                  (A)      $66,666          =        IF 89% 1999 MICHIGAN
                                                     RETENTION LEVELS IS ACHIEVED.



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                                                                      EXHIBIT B
                                                                     (CONTINUED)



                                    MICHIGAN
                             PROFESSIONAL LIABILITY
                                   LOSS RATIO


                           $13,333          =        IF 86.5%  MICHIGAN PROFESSIONAL
                                                     LIABILITY LOSS RATIO ACHIEVED.



                           $26,666          =        IF 86% MICHIGAN PROFESSIONAL
                                                     LIABILITY LOSS RATIO ACHIEVED.



                           $39,999          =        IF 85.5% MICHIGAN PROFESSIONAL
                                                     LIABILITY LOSS RATIO ACHIEVED.



TARGET
$53,332                                     =        IF TARGET 85% MICHIGAN PROFESSIONAL
                                                     LIABILITY LOSS RATIO ACHIEVED.




EARNED
2000              (A)      $66,666          =        IF 82% MICHIGAN PROFESSIONAL
                                                     LIABILITY LOSS RATIO ACHIEVED.


PAYABLE
2001

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                                                                      EXHIBIT B
                                                                     (CONTINUED)


         (B)

                      MICOA MICHIGAN PROFESSIONAL LIABILITY
                             UNDERWRITING LOSS GOAL

                           $18,333          =        IF 104% 2000 MICHIGAN ONLY
                                                     PROFESSIONAL LIABILITY LOSS
                                                     GOAL ACHIEVED.



                           $36,666          =        IF 102% 2000 MICHIGAN ONLY
                                                     PROFESSIONAL LIABILITY LOSS
                                                     GOAL ACHIEVED.



EARNED
2000           TARGET      $54,999          =        IF 100% 2000 MICHIGAN ONLY
                                                     PROFESSIONAL LIABILITY LOSS
                                                     GOAL ACHIEVED.



                           $73,332          =        IF 96% 2000 MICHIGAN ONLY
                                                     PROFESSIONAL LIABILITY LOSS
                                                     GOAL ACHIEVED.


PAYABLE
2001

                  (C)      $91,666          =        IF 94% 2000 MICHIGAN ONLY
                                                     PROFESSIONAL LIABILITY LOSS
                                                     GOAL ACHIEVED.

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                                                                      EXHIBIT B
                                                                     (CONTINUED)


                                    MICHIGAN
                             PROFESSIONAL LIABILITY
                                 COMBINED RATIO



                           $6,250           =        IF MICOA YEAR 2000 COMBINED
                                                     RATIO IS 109%.



                           $12,500          =        IF MICOA YEAR 2000 COMBINED
                                                     RATIO IS 108.5%.




EARNED
2/2001               TARGET
                    $18,750                 =        IF MICOA YEAR 2000 COMBINED
                                                     RATIO IS 108%.





PAYABLE          (D)       $25,000          =        IF MICOA YEAR 2000 COMBINED
2001                                                 RATIO IS 105%.



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                                                                      EXHIBIT B
                                                                     (CONTINUED)

A. This Incentive portion may not exceed $66,666. The sums are not accumulative. Each level pays only the award shown. Award is earned in 2000 and payable 2/2001.


B. This Incentive portion for Michigan Professional Liability Business Underwriting Gain/Loss only.

C. This Incentive portion may not exceed $91,666. The sums are not accumulative. Each level pays only the award shown. Award is earned in 2000 and payable 2/2001.

D. This Incentive portion may not exceed $25,000. The sums are not accumulative. Each level pays only the award shown. Award is earned in 2000 and payable 2/2001.



                   TOTAL 2000 INCENTIVE OPPORTUNITY = $250,000


The Incentive formula portion of Exhibit B shall be reviewed each year during the contract term and may be changed annually by MICOA to more accurately reflect its business needs. The earnings amount opportunity provided by the Incentive formula for MSMS will be at a total award potential of $250,000 each year.



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                                    EXHIBIT C
                     MSR REIMBURSEMENT/SPONSORSHIP PHASEOUT







-        YEAR 2000         =        $50,000 FIRST YEAR PHASE OUT PAYMENT.
                                    PAYMENTS MADE QUARTERLY BEGINNING JANUARY
                                    2000.



-        YEAR 2001         =        $25,000 SECOND YEAR PHASE OUT
                                    PAYMENT.  PAYMENTS MADE QUARTERLY
                                    BEGINNING JANUARY 2001.




NO PHASE OUT PAYMENTS BEYOND YEAR 2001.



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                                    EXHIBIT D
                                    YEAR 2000
                   MICOA DIRECT DEVELOPMENT SUPPORT INCENTIVES



- $40,000 TOTAL OPPORTUNITY VALUE PAYABLE BY MICOA TO MSMS IF ALL OBJECTIVES ARE MET DURING YEAR 2000.


-        ENDORSEMENT (10,000).
         Endorsement and promotion (press releases, link from msms.org, promotional material).


-        YEAR 2000 DELIVERABLE 1: MSMS/MICOA DIRECT ADVISORY COUNCIL ($5,000).
         Create an MSMS/MICOA Direct Advisory Council to meet 6 times per year to work toward accomplishing the objectives of the MSMS/MICOA Direct partnership.


-        YEAR 2000 DELIVERABLE 2: MARKETING STRATEGIES FOR FOUR TARGET STATES
         ($10,000).

         A. Help MICOA Direct form relationships with other medical associations including state, county, and specialty associations in four target states. Introduce MICOA Direct to medical society leaders and other key business contacts in the four target states.


         B. Provide MICOA Direct with quarterly reports and recommendations to infuse an extensive understanding of physicians and other healthcare providers into the MICOA Direct Marketing strategy for the four target states. Covering the following topics:

                  - Help identify niche market opportunities within the core target market that will be receptive to the MICOA Direct channel.
                  - Help identify strategies for reaching young physicians, medical students, and medical schools.
                  - Recommend effective promotional strategies for four target states.

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                                                                      EXHIBIT D
                                                                     (Continued)


-        YEAR 2000 DELIVERABLE 3: CONTENT "WINDOW TO THE PHYSICIAN" ($5,000).

         MSMS will provide MICOA Direct with the right to use and distribute educational content and seminar materials to select MICOA Direct customers via password protected sections of micoadirect.com.

         - MSMS will contribute news and informational content for the MICOAdirect.com's password protected visitor and customer sections.
         - Examples: MSMS data surveys, practice checklists and seminar presentations.


         -        YEAR 2000 OPPORTUNITY TARGET ($10,000).

                  -        $3,000    =       If 100% MICOA Direct Pre-tax
                                             Income Target achieved.

                  -        $6,000    =       If 103% MICOA Direct Pre-tax
                                             Income Target achieved.

                  -        $10,000   =       If 105% MICOA Direct Pre-tax
                                             Income Target achieved.

- DELIVERABLES AND OPPORTUNITY TARGETS RE-ESTABLISHED EACH YEAR AFTER 2000 (2001 AND 2002) AT MICOA'S SOLE DISCRETION. THE $40,000 OPPORTUNITY VALUE LEVEL REMAINS FOR 2001 AND 2002.







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